UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 5, 2025

Date of Report (Date of earliest event reported)

Advanced Biomed Inc.
(Exact name of Company as specified in its charter)

Nevada	001-42548	87-2177170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

No. 689-85 Xiaodong Road, Yongkang District
Tainan City, Taiwan
(Address of principal executive offices)

886
-
6
-3121716
(
Registrant’s telephone number including area code
)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVB	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On March 5, 2025, Advanced Biomed Inc. (the “
Company
”) entered into an underwriting agreement (the “
Underwriting Agreement
”) with Craft Capital Management LLC, as representative of the several underwriters listed on Schedule A to the Underwriting Agreement (the “
Representative
”), relating to the Company’s initial public offering (the “
Offering
”) of 1,640,000 shares of common stock, par value $0.001 per share (the “
Shares
”), for a price of $4.00 per share, less certain underwriting discounts and offering expenses. The Company also granted the underwriter a 45-day option to purchase up to 246,000 additional shares of common stock of the Company on the same terms and conditions for the purpose of covering any over-allotments in connection with the Offering.

On March 7, 2025, the Company closed the Offering. The Company completed the Offering pursuant to its registration statement on Form S-1 (File No. 333-272110), which was initially filed with the U.S. Securities and Exchange Commission (the “
Commission
”) on May 22, 2023, as amended, and declared effective by the Commission on February 11, 2025. The Offering was conducted on a firm commitment basis. The final prospectus relating to the Offering was filed with the Commission on March 6, 2025. The Shares were previously approved for listing on The Nasdaq Capital Market and commenced trading under the ticker symbol “ADVB” on March 6, 2025.

As compensation for the Representative, the Company issued to the Representative warrants (the “Representative’s Warrants”) to purchase up to 98,400 shares of common stock at $5.00 per share.
The Representative’s Warrants are exercisable at any time and from time to time, in whole or in part, during the four-and-a-half-year period commencing six months following the date of commencement of sales of securities issued in this Offering.

A copy of the Underwriting Agreement is attached hereto as Exhibits 10.1 and is incorporated by reference herein. A form of the Representative’s Warrants is attached as Exhibit 4.1 hereto and is incorporated by reference herein. The foregoing summaries of the terms of the Underwriting Agreement and the Representative’s Warrants do not purport to be a complete description of the document described in this Form 8-K and are subject to and qualified in their entirety by, such document.

This report does not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 7.01 Regulation FD Disclosure.

On March 6, 2025, the Company issued a press release regarding the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

On March 7, 2025, the Company issued a press release regarding the closing of the Offering. A copy of the press release is attached as Exhibit 99.2 hereto.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this
r
eport in such filing.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
10.1*	Underwriting Agreement, dated March 5, 2025
4.1*	Form of Representative’s Warrants
99.1**	Press Release, dated March 6, 2025
99.2**	Press Release, dated March 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
**	Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Biomed Inc.

Date: March 10 , 2025	By:	/s/ Yi Lu
Yi Lu
Chief Executive Officer

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